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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE STRATEGIC VALUE FUND

The following information supercedes certain information in the fund's Prospectuses and Statement of Additional Information.

On December 12, 2002, the Board of Directors of Credit Suisse Strategic Value Fund (the "Acquired Fund") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the Acquired Fund's assets and liabilities would be transferred to the Credit Suisse Large Cap Value Fund (the "Acquiring Fund"), a series of Credit Suisse Capital Funds, in exchange for shares of beneficial interest of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of beneficial interest of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of beneficial interest of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

December 13, 2002                                                        16-1202
                                                                             for
                                                                           ADGRI
                                                                           WPUSL
                                                                           CSSVL
                                                                        2002-035